Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Fourth Quarter 2024 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	16
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	17-18
Financial Highlights	4	Leasing Activity	19
Income Statements	5	Lease Expirations by Square Feet	20
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	21
Cash Flow Statements	7	Capital Expenditures	22
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	23
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	24
Property NOI	11
		Net Asset Value Components	25
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	26
		EBITDA and NOI	27
Owned and Consolidated Portfolio Overview	14-15	AFFO	28

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, the long-term effects of the COVID-19 pandemic and wars, terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, inflation rates, interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			45 South Seventh Street Minneapolis, MN

December 31, 2024| Page 2

Company Information

Overview		Snapshot (as of December 31, 2024)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP is focused on long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned & Consolidated Properties	15
		Total Square Feet	5.0 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,566,715

Our Business		Total Market Capitalization	$0.4 Billion (1)
As of December 31, 2024, the Company owned a portfolio of real estate consisting of 14 owned properties and one consolidated Sponsored REIT. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	10.0%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	1420 Peachtree Street NE Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

December 31, 2024| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23
Income Items:
Rental revenue	$28,375	$29,662	$30,818	$31,225	$34,519
Total revenue	28,375	29,682	30,830	31,225	34,771
Net income (loss)	(8,526)	(15,622)	(21,023)	(7,552)	3,575
Adjusted EBITDA*	8,989	9,657	10,783	11,113	13,112
FFO*	2,707	2,665	3,721	4,193	6,938
AFFO*	(5,157)	(1,829)	518	(659)	(4,462)

Per Share Data:
Earnings (loss) per share	$(0.08)	$(0.15)	$(0.20)	$(0.07)	$0.03
FFO*	$0.03	$0.03	$0.04	$0.04	$0.07
AFFO*	$(0.05)	$(0.02)	$0.01	$(0.01)	$(0.04)
Weighted Average Shares (diluted)	103,567	103,567	103,477	103,430	103,430
Closing share price	$1.83	$1.77	$1.53	$2.27	$2.56
Dividend declared	$0.01	$0.01	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$834,908	$837,349	$840,756	$884,733	$890,824
Other assets, net	112,023	144,164	171,771	154,230	278,506
Total assets, net	946,931	981,513	1,012,527	1,038,963	1,169,330
Total liabilities, net	291,074	316,094	330,450	335,099	456,525
Stockholders' equity	655,857	665,419	682,077	703,864	712,805

Market Capitalization and Debt:
Total Market Capitalization (a)	$439,859	$461,000	$461,457	$537,787	$669,782
Total debt outstanding (excluding unamortized financing costs)	$250,332	$277,687	$303,000	$303,000	$405,000
Debt to Total Market Capitalization	56.9%	60.2%	65.7%	56.3%	60.5%
Net Debt to Adjusted EBITDA ratio*	5.8	6.1	6.3	6.0	5.3

Owned Properties Leasing Statistics (b):
Owned properties assets	14	15	16	16	17
Owned properties total SF	4,806,253	4,966,398	5,264,416	5,264,416	5,565,782
Owned properties % leased	70.3%	70.4%	72.3%	73.3%	74.0%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 24 for more information.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For The					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Revenue:
Rental	$31,225	$30,818	$29,662	$28,375	$120,080	$37,767	$36,257	$36,903	$34,519	$145,446
Other	—	12	20	—	32	—	9	—	252	261
Total revenue	31,225	30,830	29,682	28,375	120,112	37,767	36,266	36,903	34,771	145,707

Expenses:
Real estate operating expenses	11,019	11,027	11,574	11,423	45,043	12,690	12,140	12,797	13,105	50,732
Real estate taxes and insurance	5,936	5,727	5,512	5,541	22,716	6,973	7,169	7,115	5,943	27,200
Depreciation and amortization	11,625	11,482	10,911	10,756	44,774	14,727	14,645	13,408	11,958	54,738
General and administrative	4,159	3,635	3,275	2,815	13,884	3,817	3,767	3,265	3,172	14,021
Interest	6,846	7,082	6,585	5,911	26,424	5,806	6,084	6,209	6,219	24,318
Total expenses	39,585	38,953	37,857	36,446	152,841	44,013	43,805	42,794	40,397	171,009

Loss on extinguishment of debt	(137)	—	(477)	(428)	(1,042)	(67)	—	(39)	—	(106)
Gain on consolidation of Sponsored REIT	—	—	—		—	394	—	—	—	394
Gain (loss) on sale of properties and impairment of assets held for sale, net	(5)	(13,200)	(7,254)	(367)	(20,826)	8,392	(806)	(39,671)	8,701	(23,384)
Interest income	1,008	348	340	394	2,090	—	—	—	567	567
Income (loss) before taxes on income	(7,494)	(20,975)	(15,566)	(8,472)	(52,507)	2,473	(8,345)	(45,601)	3,642	(47,831)
Tax expense on income	58	48	56	54	216	67	75	70	67	279

Net income (loss)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)

Weighted average number of shares outstanding, basic and diluted	103,430	103,477	103,567	103,567	103,510	103,236	103,330	103,430	103,430	103,357

Net income (loss) per share, basic and diluted	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)	$0.02	$(0.08)	$(0.44)	$0.03	$(0.47)

December 31, 2024| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2024	2024	2024	2024	2023	2023	2023	2023
Assets:
Real estate assets:
Land	$110,298	$105,298	$105,298	$105,298	$130,147	$128,588	$114,298	$110,298
Buildings and improvements	1,137,496	1,086,300	1,090,551	1,096,265	1,367,629	1,362,939	1,183,744	1,133,971
Fixtures and equipment	13,002	10,436	10,776	11,053	11,411	11,612	10,377	12,904
	1,260,796	1,202,034	1,206,625	1,212,616	1,509,187	1,503,139	1,308,419	1,257,173
Less accumulated depreciation	376,063	361,278	369,276	377,708	413,272	421,180	386,838	366,349
Real estate assets, net	884,733	840,756	837,349	834,908	1,095,915	1,081,959	921,581	890,824
Acquired real estate leases, net	5,971	5,306	4,695	4,205	9,620	8,828	7,447	6,694
Assets held for sale	38,947	67,823	32,926	—	—	8,860	132,659	73,318
Cash, cash equivalents and restricted cash	37,779	31,495	42,375	42,683	13,110	6,697	13,043	127,880
Tenant rent receivables, net	2,200	2,349	1,349	1,283	3,306	1,938	2,854	2,191
Straight-line rent receivable, net	40,357	38,901	38,432	37,727	51,703	50,267	43,253	40,397
Prepaid expenses and other assets	4,140	4,064	3,243	3,114	6,125	5,648	5,601	4,239
Office computers and furniture, net of accumulated depreciation	106	92	80	70	145	127	109	123
Deferred leasing commissions, net	24,730	21,741	21,064	22,941	33,758	34,985	25,226	23,664
Total assets	$1,038,963	$1,012,527	$981,513	$946,931	$1,213,682	$1,199,309	$1,151,773	$1,169,330

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$—	$—	$—	$—	$75,000	$75,000	$80,000	$90,000
Term loan payable, net of unamortized financing costs	149,169	149,604	137,601	124,491	124,365	124,471	114,610	114,707
Series A & Series B Senior Notes	147,340	147,611	135,545	122,430	199,547	199,588	199,629	199,670
Accounts payable and accrued expenses	30,099	23,765	32,821	34,067	37,720	32,501	36,857	41,879
Accrued compensation	1,196	2,300	3,193	3,097	1,189	2,286	3,179	3,644
Tenant security deposits	6,268	6,248	6,120	6,237	5,740	5,666	5,631	6,204
Lease liability	953	859	763	707	655	550	444	334
Acquired unfavorable real estate leases, net	74	63	51	45	171	153	97	87
Total liabilities	335,099	330,450	316,094	291,074	444,387	440,215	440,447	456,525

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	10	10	10	10	10	10	10	10
Additional paid-in capital	1,335,091	1,335,361	1,335,361	1,335,361	1,334,776	1,335,091	1,335,091	1,335,091
Accumulated other comprehensive income	—	—	—	—	3,544	2,480	1,417	355
Accumulated distributions in excess of accumulated earnings	(631,237)	(653,294)	(669,952)	(679,514)	(569,035)	(578,487)	(625,192)	(622,651)
Total stockholders’ equity	703,864	682,077	665,419	655,857	769,295	759,094	711,326	712,805
Total liabilities and stockholders’ equity	$1,038,963	$1,012,527	$981,513	$946,931	$1,213,682	$1,199,309	$1,151,773	$1,169,330

December 31, 2024| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

		Year Ended December 31,
	2024	2023	2022
Cash flows from operating activities:
Net income (loss)	$(52,723)	$(48,110)	$1,094
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	47,742	57,240	65,697
Amortization of above and below market leases	(17)	(44)	(118)
Amortization of other comprehensive income into interest expense	(355)	(3,851)	—
Shares issued as compensation	270	315	394
Loss on extinguishment of debt	1,042	106	78
Gain on consolidation of Sponsored REIT	—	(394)	—
Impairment and loan loss reserve	—	—	4,237
Loss on sale of properties and impairment of assets held for sale, net	20,826	23,384	(27,939)
Changes in operating assets and liabilities:
Tenant rent receivables	908	10	(247)
Straight-line rents	1,970	625	(5,895)
Lease acquisition costs	(666)	(2,007)	(4,494)
Prepaid expenses and other assets	355	382	(1,805)
Accounts payable and accrued expenses	(3,708)	(2,709)	(5,983)
Accrued compensation	(547)	—	(1,060)
Tenant security deposits	33	494	(509)
Payment of deferred leasing commissions	(6,143)	(7,575)	(8,216)
Net cash provided by operating activities	8,987	17,866	15,234

Cash flows from investing activities:
Property improvements, fixtures and equipment	(25,213)	(31,637)	(54,910)
Consolidation of Sponsored REIT	—	3,048	—
Proceeds received from sales of properties	95,497	142,225	128,949
Net cash provided by investing activities	70,284	113,636	74,039

Cash flows from financing activities:
Distributions to stockholders	(4,140)	(4,133)	(53,988)
Stock repurchases	—	—	(4,843)
Proceeds received from termination of interest rate swap	—	4,206	—
Borrowings under Bank note payable	—	77,000	90,000
Repayments of Bank note payable	(22,667)	(35,000)	(42,000)
Repayments of Term loans payable	(55,622)	(50,000)	(110,000)
Repayments of Series A&B Senior Notes	(76,379)	—	—
Deferred financing costs	(5,660)	(2,327)	(2,561)
Net cash used in financing activities	(164,468)	(10,254)	(123,392)
Net increase (decrease) in cash, cash equivalents and restricted cash	(85,197)	121,248	(34,119)
Cash, cash equivalents and restricted cash, beginning of period	127,880	6,632	40,751
Cash, cash equivalents and restricted cash, end of period	$42,683	$127,880	$6,632

December 31, 2024| Page 7

(in thousands)
Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended				Year Ended	Three Months Ended				Year Ended		%
(in thousands)	or RSF	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23	Inc (Dec)	Change
Region
MidWest	757	1,640	1,665	1,278	1,170	5,753	2,239	1,718	1,396	1,655	7,008	(1,255)	(17.9)%
South	1,909	4,621	4,579	4,390	4,549	18,139	4,524	4,693	4,703	4,826	18,746	(607)	(3.2)%
West	2,140	6,204	6,224	6,037	5,670	24,135	6,423	6,412	6,505	5,995	25,335	(1,200)	(4.7)%
Property NOI* from Owned Properties	4,806	12,465	12,468	11,705	11,389	48,027	13,186	12,823	12,604	12,476	51,089	(3,062)	(6.0)%
Disposition and Acquisition Properties (a)	214	1,443	1,280	678	(266)	3,135	4,554	3,748	4,000	2,603	14,905	(11,770)	(16.5)%
Property NOI*	5,020	$13,908	$13,748	$12,383	$11,123	$51,162	$17,740	$16,571	$16,604	$15,079	$65,994	$(14,832)	(22.5)%

Same Store		$12,465	$12,468	$11,705	$11,389	$48,027	$13,186	$12,823	$12,604	$12,476	$51,089	$(3,062)	(6.0)%

Less Nonrecurring
Items in NOI* (b)		246	255	78	185	764	1,292	301	485	217	2,295	(1,531)	2.9%

Comparative
Same Store		$12,219	$12,213	$11,627	$11,204	$47,263	$11,894	$12,522	$12,119	$12,259	$48,794	$(1,531)	(3.1)%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Net income (loss)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
(Gain) on consolidation of Sponsored REIT	—	—	—	—	—	(394)	—	—	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	13,200	7,254	367	20,826	(8,392)	806	39,671	(8,701)	23,384
Depreciation & amortization	11,619	11,476	10,907	10,755	44,757	14,709	14,633	13,400	11,952	54,694
NAREIT FFO*	4,072	3,653	2,539	2,596	12,860	8,329	7,019	7,400	6,826	29,574
Lease Acquisition costs	121	68	126	111	426	78	91	109	112	390
Funds From Operations (FFO)*	$4,193	$3,721	$2,665	$2,707	$13,286	$8,407	$7,110	$7,509	$6,938	$29,964

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$4,193	$3,721	$2,665	$2,707	$13,286	$8,407	$7,110	$7,509	$6,938	$29,964
Loss on extinguishment of debt	137	—	477	428	1,042	67	—	39	—	106
Amortization of deferred financing costs	680	818	767	703	2,968	589	672	665	576	2,502
Shares issued as compensation	—	270	—	—	270	—	315	—	—	315
Straight-line rent	206	258	785	720	1,969	(331)	653	106	198	626
Tenant improvements	(2,619)	(2,558)	(4,444)	(4,173)	(13,794)	(3,047)	(4,381)	(3,653)	(5,295)	(16,376)
Leasing commissions	(2,237)	(511)	(421)	(2,974)	(6,143)	(908)	(3,230)	(1,114)	(1,649)	(6,901)
Non-investment capex	(1,019)	(1,480)	(1,658)	(2,568)	(6,725)	(2,967)	(2,042)	(1,775)	(5,230)	(12,014)
Adjusted Funds From Operations (AFFO)*	$(659)	$518	$(1,829)	$(5,157)	$(7,127)	$1,810	$(903)	$1,777	$(4,462)	$(1,778)

Per Share Data:
Earnings (loss) per share	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)	$0.02	$(0.08)	$(0.44)	$0.03	$(0.47)
FFO*	0.04	0.04	0.03	0.03	0.13	0.08	0.07	0.07	0.07	0.29
AFFO*	(0.01)	0.01	(0.02)	(0.05)	(0.07)	0.02	(0.01)	0.02	(0.04)	(0.02)

Weighted Average Shares (basic and diluted)	103,430	103,477	103,567	103,567	103,510	103,236	103,330	103,430	103,430	103,357

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Net income (loss)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
Interest expense	6,846	7,082	6,585	5,911	26,424	5,806	6,084	6,209	6,219	24,318
Depreciation and amortization	11,619	11,476	10,907	10,755	44,757	14,709	14,633	13,400	11,952	54,694
Income taxes	58	48	56	54	216	67	75	70	67	279
EBITDA*	$10,971	$(2,417)	1,926	8,194	$18,674	$22,988	$12,372	$(25,992)	$21,813	$31,181
Loss on extinguishment of debt	137	—	477	428	1,042	67	—	39	—	106
Gain on consolidation of Sponsored REIT	—	—	—	—	—	(394)	—	—	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	13,200	7,254	367	20,826	(8,392)	806	39,671	(8,701)	23,384
Adjusted EBITDA*	$11,113	$10,783	$9,657	$8,989	$40,542	$14,269	$13,178	$13,718	$13,112	$54,277

Interest expense	$6,846	$7,082	$6,585	$5,911	$26,424	$5,806	$6,084	$6,209	$6,219	$24,318
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$6,846	$7,082	$6,585	$5,911	$26,424	$5,806	$6,084	$6,209	$6,219	$24,318

Interest coverage ratio	1.62	1.52	1.47	1.52	1.53	2.46	2.17	2.21	2.11	2.23

Debt service coverage ratio	1.62	1.52	1.47	1.52	1.53	2.46	2.17	2.21	2.11	2.23

Debt excluding unamortized financing costs	$303,000	$303,000	$277,687	$250,332		$400,000	$400,000	$395,000	$405,000
Cash, cash equivalents and restricted cash	37,779	31,495	42,375	42,683		13,110	6,697	13,043	127,880
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$265,221	$271,505	$235,312	$207,649		$386,890	$393,303	$381,957	$277,120

Adjusted EBITDA*	$11,113	$10,783	$9,657	$8,989		$14,269	$13,178	$13,718	$13,112
Annualized	$44,452	$43,132	$38,628	$35,956		$57,076	$52,712	$54,872	$52,448

Net Debt-to-Adjusted EBITDA ratio*	6.0	6.3	6.1	5.8		6.8	7.5	7.0	5.3

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23
Net income (loss)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)	$2,406	$(8,420)	$(45,671)	$3,575	$(48,110)
Add (deduct):
Loss on extinguishment of debt	137	—	477	428	1,042	67	—	39	—	106
Gain on consolidation of Sponsored REIT	—	—	—	—	—	(394)	—	—	—	(394)
(Gain) loss on sale of properties and impairment of assets held for sale, net	5	13,200	7,254	367	20,826	(8,392)	806	39,671	(8,701)	23,384
Management fee income	(462)	(443)	(422)	(386)	(1,713)	(374)	(427)	(460)	(446)	(1,707)
Depreciation and amortization	11,625	11,482	10,911	10,757	44,775	14,727	14,645	13,409	11,957	54,738
Amortization of above/below market leases	(6)	(6)	(5)	(1)	(18)	(18)	(12)	(9)	(6)	(45)
General and administrative	4,159	3,635	3,275	2,815	13,884	3,817	3,768	3,265	3,171	14,021
Interest expense	6,846	7,082	6,585	5,912	26,425	5,806	6,084	6,209	6,219	24,318
Interest income	(1,008)	(348)	(340)	(395)	(2,091)	—	—	—	(567)	(567)
Non-property specific items, net	164	169	270	152	755	95	127	151	(123)	250
Property NOI*	$13,908	$13,748	$12,383	$11,123	$51,162	$17,740	$16,571	$16,604	$15,079	$65,994

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 11

Debt Summary (in thousands)

		Outstanding	Interest			Interest
	Maturity	Balance at:	Rate (a)			Rate at
	Date	31-Dec-24	Components			31-Dec-24

BofA Term Loan	1-Apr-26	$55,629	SOFR	+	3.00%	8.00%
BMO Term Loan Tranche B	1-Apr-26	71,082	SOFR	+	3.00%	8.00%
Series A Senior Notes	1-Apr-26	71,700				8.00%
Series B Senior Notes	1-Apr-26	51,921				8.00%

		$250,332				8.00%

●	The table above is a summary of our debt as of December 31, 2024. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which may be updated in our future Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BMO Term Loan Tranche B. On February 21, 2024, as part of the amendment to the credit agreement, we repaid a $29.0 million portion of the BMO Term Loan, so that $86.0 million of the principal amount remains outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BofA Revolver. On February 21, 2024, as part of the amendment to the revolving line of credit agreement, we repaid a $22.7 million portion of the $90 million then outstanding, so that $67.3 million of the principal amount remained outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026 and converted the revolving loan to a term loan.
●	On February 21, 2024, we entered into an amendment to the note purchase agreement evidencing our $200 million of Senior Notes. On February 21, 2024, as part of the amendment to the note purchase agreement, we repaid a $29.2 million portion of the Series A Notes, so that $86.8 million of the principal amount remained outstanding. On February 21, 2024, as part of the amendment to the note purchase agreement, we repaid a $21.2 million portion of the Series B Notes, so that $62.8 million of the principal amount remained outstanding. The amendment, among other items, changed the maturity date applicable to the Series A Notes from December 20, 2024 to April 1, 2026, and changed the maturity date applicable to the Series B Notes from December 20, 2027 to April 1, 2026.
●	On July 8, 2024, we sold a property located in Glen Allen, Virginia for a gross sales price of $31 million and on July 10, 2024, we used approximately $25.3 million of net proceeds to repay our outstanding debt pari passu based on principal amounts then outstanding, resulting in the debt that remains outstanding included in the table above.
●	On October 23, 2024, we sold a property located in Atlanta, Georgia for a gross selling price of $34 million and on October 25, 2024, we used approximately $27.4 million of net proceeds to repay our outstanding debt pari passu based on principal amounts then outstanding.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $3.0 million.

(a)	Interest rates exclude amortization of deferred financing costs.

December 31, 2024| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23
Market Data:
Shares Outstanding	103,430	103,567	103,567	103,567	103,236	103,430	103,430	103,430
Closing market price per share	$2.27	$1.53	$1.77	$1.83	$1.57	$1.45	$1.85	$2.56
Market capitalization	$234,787	$158,457	$183,313	$189,527	$162,080	$149,974	$191,346	$264,782
Total debt outstanding excluding unamortized financing costs	303,000	303,000	277,687	250,332	400,000	400,000	395,000	405,000
Total Market Capitalization	$537,787	$461,457	$461,000	$439,859	$562,080	$549,974	$586,346	$669,782

Dividend Data:
Total dividends declared for the quarter	$1,034	$1,034	$1,036	$1,036	$1,033	$1,032	$1,034	$1,034
Common dividend declared per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	(14)%	(5)%	(7)%	(12)%	43%	(12)%	(2)%	29%
Declared dividend as a % of AFFO* per share	(157)%	200%	(57)%	(20)%	57%	(114)%	58%	(23)%

Liquidity:
Cash, cash equivalents and restricted cash	$37,779	$31,495	$42,375	$42,683	$13,110	$6,697	$13,043	$127,880
Revolver (converted to Term Loan 2/21/24):
Gross potential available under the BofA Revolver	—	—	—	—	150,000	150,000	150,000	125,000
Less:
Outstanding balance	—	—	—	—	(75,000)	(75,000)	(80,000)	(90,000)
Total Liquidity	$37,779	$31,495	$42,375	$42,683	$88,110	$81,697	$83,043	$162,880

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 26.

December 31, 2024| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23
Total Owned Properties:
Number of properties (a)	14	15	16	16	17
Square feet	4,806,253	4,966,398	5,264,416	5,264,416	5,565,782
Leased percentage	70.3%	70.4%	72.3%	73.3%	74.0%

Consolidated Property - Single Asset REIT (SAR):
Number of properties	1	1	1	1	1
Square feet	213,760	213,760	213,760	213,760	213,760
Leased percentage	4.1%	4.1%	4.1%	4.1%	4.1%

Total Owned and Consolidated Properties:
Number of properties	15	16	17	17	18
Square feet	5,020,013	5,180,158	5,478,176	5,478,176	5,779,542
Leased percentage	67.5%	67.7%	69.7%	70.6%	71.5%

(a)	Includes properties that were classified as assets held for sale.

December 31, 2024| Page 14

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							Midwest Region

Dallas-Fort Worth							Minneapolis
Legacy Tennyson Center	Plano	TX	209,562	51.0%	51.8%	$30.81	121 South 8th Street	Minneapolis	MN	297,541	78.5%	75.5%	$25.80
Addison Circle	Addison	TX	289,333	79.9%	79.4%	35.06	801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	25.90
Liberty Plaza	Addison	TX	217,841	78.4%	75.0%	26.51	Plaza Seven	Minneapolis	MN	330,096	52.8%	56.7%	30.48

Houston							Indianapolis, IN
Park Ten	Houston	TX	157,609	83.5%	76.1%	28.95	Monument Circle (c)	Indianapolis	IN	213,760	4.1%	4.1%	34.63
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	27.43	Midwest Region Total			971,088	55.2%	55.6%	$27.59
Park Ten Phase II	Houston	TX	156,746	75.5%	78.6%	29.75
Westchase I & II	Houston	TX	629,025	65.5%	61.5%	27.55	West Region

							Denver
							1999 Broadway	Denver	CO	682,639	50.2%	50.9%	$35.30
							Greenwood Plaza	Englewood	CO	196,236	65.0%	65.3%	31.25
							1001 17th Street	Denver	CO	649,400	75.4%	71.2%	38.56
South Region Total			1,908,515	74.4%	72.3%	$29.23	600 17th Street	Denver	CO	612,135	77.1%	77.7%	34.82

							West Region Total			2,140,410	66.9%	66.0%	$35.84

							Total Owned & Consolidated Properties			5,020,013	67.5%	66.4%	$31.77

(a)	Weighted Occupied Percentage for the year ended December 31, 2024.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Consolidated as of January 1, 2023, held by Single Asset REIT (SAR).

December 31, 2024| Page 15

Tenants by Industry (Owned and Consolidated Properties by Square Feet)

Medical & Social Services 2%
Communications 2%
Wholesalers 3%
Other 3%
Banking 4%
Real Estate 5%
Insurance 5%
Architecture & Engineering 6%
General Business Services 6%
Manufacturing 7%
Government 7%
Legal Services 8%
Technology 8%
Professional Services 9%
Oil & Gas 25%

December 31, 2024| Page 16

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	99	248,399	4.9%	$7,384,902	6.9%
2	EOG Resources, Inc.	1	24	169,167	3.4%	6,392,821	6.0%
3	US Government (b)	2	13, 73	168,573	3.4%	6,468,376	6.1%
4	Kaiser Foundation Health Plan, Inc.	1	53	120,979	2.4%	4,142,656	3.9%
5	Deluxe Corporation	1	151	98,922	2.0%	3,023,518	2.8%
6	Ping Identity Corp.	1	18	89,856	1.8%	3,628,386	3.4%
7	Olin Corporation (c)	1	123	81,480	1.6%	1,848,914	1.7%
8	Permian Resources Operating, LLC	1	82	67,856	1.3%	2,864,433	2.7%
9	Hall and Evans LLC	1	56	65,878	1.3%	2,712,080	2.5%
10	Cyxtera Management, Inc.	1	61	61,826	1.2%	2,435,326	2.3%
11	Precision Drilling (US) Corporation	1	41	59,569	1.2%	2,103,977	2.0%
12	PwC US Group	1	49	54,334	1.1%	1,908,210	1.8%
13	Coresite, LLC	1	131	49,518	1.0%	—	0.0%
14	Schwegman, Lundberg & Woessner, P.A.	1	37	46,269	0.9%	1,406,279	1.3%
15	Invenergy, LLC. (d)	2	1, 132	42,505	0.9%	299,647	0.3%
16	Ark-La-Tex Financial Services, LLC.	1	27	41,011	0.8%	1,525,038	1.4%
17	Chevron U.S.A., Inc.	1	32	35,088	0.7%	1,435,099	1.3%
18	QB Energy Operating, LLC. (e)	1	98	34,063	0.7%	1,399,989	1.3%
19	CarOffer, LLC.	1	61	30,913	0.6%	1,125,851	1.1%
20	WDT Acquisition Corporation	1	136	30,913	0.6%	1,150,273	1.1%

			Total	1,597,119	31.8%	$53,255,775	49.9%

Footnotes on next page

December 31, 2024| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2024 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Includes 27,400 square feet that commenced on January 1, 2025.

(d) Includes 7,417 square feet expiring in 2025; 28,013 square feet that commenced on December 20, 2024 with rent commencing on April 20, 2026; 3,146 square feet commencing on January 1, 2027 and 3,929 square feet commencing on January 1, 2028.

(e) Formerly known as Caerus Operating, LLC.

December 31, 2024| Page 18

Leasing Activity (Owned and Consolidated Properties)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity	31-Dec-24	31-Dec-23	31-Dec-22
(in Square Feet - SF)
New leasing	171,000	228,000	275,000
Renewals and expansions	445,000	478,000	160,000
	616,000	706,000	435,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$30.06	29.71	$33.27
Weighted average lease term	6.3 Years	6.8 Years	6.4 Years

Increase over average GAAP rents in prior year (a)	8.2%	7.4%	10.6%

Average free rent	4 Months	6 Months	6 Months
Tenant Improvements	$26.06	22.42	$31.86
Leasing Costs	$9.72	10.56	$11.80

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

December 31, 2024| Page 19

Lease Expirations by Square Feet (Owned and Consolidated Properties)

December 31, 2024| Page 20

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned and Consolidated Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases (e)		Leases (b)	Leases	Leases	Total

2025	41	(c)	321,725		$10,682,388	$33.20	10.0%	10.0%
2026	42		609,509		21,851,095	35.85	20.5%	30.5%
2027	30		301,642		10,532,884	34.92	9.9%	40.4%
2028	26		259,540		8,008,461	30.86	7.5%	47.9%
2029	32		486,384		15,411,441	31.69	14.4%	62.3%
2030	18		242,551		7,531,497	31.05	7.1%	69.4%
2031	10		266,031		10,234,815	38.47	9.6%	79.0%
2032	7		61,352		36,441	0.59	0.0%	79.0%
2033	8		390,287		11,546,827	29.59	10.8%	89.8%
2034	5		51,384		1,552,826	30.22	1.5%	91.3%
2035 and thereafter	22		396,632	(d)	9,330,944	23.53	8.7%	100.0%
Leased total	241		3,387,037		$106,719,619	$31.51	100.0%
Owned property vacant SF			1,427,931
Monument Circle vacant SF (e)			205,045
Total Portfolio Square Footage			5,020,013

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2024 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 51,088 square feet that are non-revenue producing building amenities.
(e)	Includes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 24 for more information.

December 31, 2024| Page 21

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)					Year
	For the Three Months Ended				Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Tenant improvements	$2,619	$2,558	$4,444	$4,173	$13,794
Deferred leasing costs	2,237	511	421	2,974	6,143
Non-investment capex	1,019	1,480	1,658	2,568	6,725
Total Capital Expenditures	$5,875	$4,549	$6,523	$9,715	$26,662

	For the Three Months Ended				Year Ended
	31-Mar-23	30-Jun-23	30-Sep-23	31-Dec-23	31-Dec-23

Tenant improvements	$3,047	$4,381	$3,653	$5,295	$16,376
Deferred leasing costs	908	3,230	1,114	1,649	6,901
Non-investment capex	2,967	2,042	1,775	5,230	12,014
Total Capital Expenditures	$6,922	$9,653	$6,542	$12,174	$35,291

First generation leasing and investment capital expenditures was $0 for the year ended December 31, 2024 and $1.5 million for the year ended December 31, 2023.

December 31, 2024| Page 22

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2024
Collins Crossing	Richardson	TX	300,887	1/26/24	$35,000	$(2,145)
Innsbrook	Glenn Allen	VA	298,183	7/8/2024	31,000	(13,247)
Pershing Park	Atlanta	GA	160,145	10/23/24	34,000	(27,523)

2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53
One Legacy Circle	Plano	TX	214,110	10/26/23	48,000	10,558
Blue Lagoon Drive	Miami	FL	213,182	12/6/23	68,000	(18,872)

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,359

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928
(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

December 31, 2024| Page 23

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-24	31-Dec-24

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Sep-25	$24,000	$24,000	7.51%
			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

On September 27, 2024, the maturity date of this mortgage loan was extended to September 30, 2025. The mortgage loan is secured by the property and has been eliminated in consolidation, which is explained below.

Consolidation of Sponsored REIT

As of January 1, 2023, we consolidated Monument Circle into our financial statements.  On October 29, 2021, we agreed to amend and restate our existing loan to Monument Circle that is secured by a mortgage on real estate owned by Monument Circle, which we refer to as the Sponsored REIT Loan.  The amended and restated Sponsored REIT Loan extended the maturity date from December 6, 2022 to June 30, 2023 (and was further extended to September 30, 2023 on June 26, 2023), increased the aggregate principal amount of the loan from $21 million to $24 million, and included certain other modifications.  On September 26, 2023, the maturity date of this mortgage loan was extended to September 30, 2024 and on September 27, 2024, further extended to September 30, 2025.  In consideration of our agreement to amend and restate the Sponsored REIT Loan, we obtained from the stockholders of Monument Circle the right to vote their shares in favor of any sale of the property owned by Monument Circle any time on or after January 1, 2023.  As a result of our obtaining this right to vote shares, GAAP variable interest entity (VIE) rules required us to consolidate Monument Circle as of January 1, 2023.  A gain on consolidation of approximately $0.4 million was recognized in the three months ended March 31, 2023.

Additional information about the consolidation of Monument Circle can be found in Note 2, “Significant Accounting Policies - Variable Interest Entities (VIEs)” and Note 3, “Related Party Transactions and Investments in Non-Consolidated Entities - Management fees and interest income from loans”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended December 31, 2024.

December 31, 2024| Page 24

Net Asset Value Components

(in thousands except per share data)
	As of
	31-Dec-24	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$37,727	Leased SF to be FFO producing
Shares outstanding	103,566.7	Assets held for sale	—	during 2025-2028 (in 000's)	76
Closing price	$1.83	Cash, cash equivalents and restricted cash	42,683
Market capitalization	$189,527	Tenant rent receivables	1,283	Straight-line rental revenue current quarter	$(720)
Debt	250,332	Prepaid expenses	2,439
Total Market Capitalization	$439,859	Office computers and furniture	70
		Other assets:
		Deferred financing costs, net	3,411
	3 Months	Other assets - Right-to-Use Asset	675
	Ended		$88,288
NOI Components	31-Dec-24

Same Store NOI (1)	$11,389
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	11,389	Debt (excluding contra for unamortized financing costs)	$250,332	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	37,164	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$11,389	Tenant security deposits	6,237
		Other liabilities: lease liability	707	(2) Includes NOI from acquisitions not in Same Store.
			$294,440
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$28,375
Rental operating expenses	(11,423)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(5,541)
NOI from dispositions & acquisition properties	266			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(54)
Management & other fees (5)	(234)
Property NOI (1)	$11,389

December 31, 2024| Page 25

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2024| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2024| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2024| Page 28

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

December 31, 2024| Page 29